SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
SUBSEQUENT EVENTS
a)	Issuance of Convertible Promissory Notes

On January 29, 2019, the Company issued a convertible promissory note in the amount of US$44,000. The note is unsecured, bears interest at 10% per annum from the date of issuance and matures on January 29, 2020.

On January 29, 2019, the Company issued a convertible promissory note in the amount of US$43,000. The note is unsecured, bears interest at 12% per annum from the date of issuance and matures on November 15, 2019.

On March 5, 2019, the Company issued a convertible promissory note in the amount of US$53,000. The note is unsecured, bears interest at 12% per annum from the date of issuance and matures on January 15, 2020.

On March 28, 2019, the Company issued a convertible promissory note in the amount of US$43,000. The note is unsecured, bears interest at 12% per annum from the date of issuance and matures on January 30, 2020.

Any amount of interest or principal that is not paid on the maturity date bears interest at 22% to 24% per annum from the maturity date to the date of payment. Any amount of principal and/or interest that is unpaid may be converted, at the option of the holder, in whole or in part into common share of the Company at a price equal to 61% of the lowest closing bid price for the Company’s stock as reported on the OTC during the fifteen trading days prior to a Notice of Conversion. The Company may prepay the principal and all accrued interest at any time between the date of issuance and the maturity date, together with a prepayment premium of between 15% and 40% of the amount prepaid, determined by reference to the date of repayment.

b)	Repayment of Convertible Promissory Note

On January 31, 2019, the Company repaid US$25,500, being the outstanding balance of a convertible promissory note issued to a consultant during 2018. (Note 9(e))

c)	Issuance of Common Series B Shares

On January 2, 2019, the Company passed a resolution to increase the authorized number of Class “B” common shares from 100,000 to 1,100,000. On the same day, the Company issued 1,000,000 Class “B” common shares at $0.0001 per share for total proceeds of $100 to a shareholder who is also a Director and Officer of the Company.

d)	Grants of Stock Options

On February 14, 2019, the Company granted 5,750,000 stock options to directors of the Company and 4,250,000 stock options to consultants. The options have an exercise price of US$0.006 and expire on February 14, 2027.

e)	Definitive Agreement

On February 28, 2019, the Company entered into a Definitive Agreement with Securter Inc. (“Securter”), a private Canadian corporation that is developing a proprietary, patent-pending credit card payment platform to significantly increase the security of online credit card payment processing. A new Canadian corporation was incorporated (Securter Systems Inc.) which will receive, by way of legal title transfer, all assets and rights held by Securter.

The Company’s percentage of ownership will be determined by the amount of capitalization it provides to the new company. Under the terms of the agreement, the Company will fund Securter Systems Inc. up to US$3 Million in operational financing which will allow the Company to own approximately 30% of this company.